Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 26th day of June, 2020, by and among Hancore Pty Ltd, a shareholder of CBD Imports Pty Ltd (hereinafter referred to as the “Seller”) and Kibush Capital Corp., a Nevada corporation (hereinafter referred to as the “Buyer”), as follows:

Premises

A. The Buyer and Seller are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”)

B. Seller owns a fifty one percent (51%) interest in CBD Imports Pty Ltd., an Australian proprietary company (hereinafter referred to as the “CBD”), including 5,100 shares of CBD’s common stock (“CBD Stock”).

C. Buyer is a public company in the U.S. traded on OTCPink. Buyer desires to use its common stock par value $0.001 (“Kibush Stock”) as consideration for the purchase of CBD Stock, and Seller desires to receive Kibush Stock in exchange for its CBD Stock, upon the terms and conditions set forth in this Agreement.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I

PURCHASE OF COMMON STOCK

1.01 Purchase and Sale of Common Stock. Buyer agrees to purchase from the Seller and the Seller agrees to sell to Buyer five thousand one hundred (5,100) shares of CBD Stock. As such, Buyer will issue 5,000,000 Preference A Stock of Kibush Stock to the Seller in exchange for 5,100 shares of CBD Stock.

1.02 Closing.

a)	The purchase of Common Stock and sale of Preference shares shall take place at 7 Sarah Crescent, Templestowe VIC 3106 at such date and time as shall be determined by the Buyer and the Seller but in no event later than June 26, 2020.

b)	At the Closing:

i)	The Seller shall deliver to the Buyer a certificate (or certificates) for 5,100 shares of CBD Stock.

ii)	The Buyer shall deliver to Seller a certificate (or certificates) for 5,000,000 Preference A Kibush Stock.

iii)	At any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

iv)	All representations, covenants and warranties of the Buyer and Buyer contained in this Agreement shall be true and correct on and as of the closing date with the same effect as though the same had been made on and as of such date.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE BUYER

As an inducement to, and to obtain the reliance of the Seller in connection with the issuance of Kibush Stock, Buyer represents and warrants as follows:

2.01 Private Offering. The offer, offer for sale, and sale of the shares of Kibush Stock have not been and will not be registered with the Securities and Exchange Commission (the “Commission”). The shares of Kibush Stock shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed “restricted securities” limiting the shares ability to be resold.

2.02 Approval of Agreement. Buyer has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of the shares of the Kibush Stock. The board of directors of the Buyer has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including the issuance of the Kibush Stock.

2.03 Legal Right. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Buyer is a party or by which it is bound by any order, rule or regulation directed to such party or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

2.04 Validly Issued. The Kibush Stock, when issued, will be duly authorized, validly issued, and non-assessable.

2.05 Organization. The Buyer has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing corporation under the laws of the state of Nevada lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

2.06 Capitalization. The Buyer has an authorized capitalization of 2,000,000,000 shares of common stock, $0.001 par value and 50,000,000 shares of preferred stock, par value $0.001 per share. The Buyer currently has 443,354,541 shares of common stock issued and outstanding and 45,000,000 shares of preferred stock issued and outstanding.

2.07 Title and Related Matters. Except as disclosed, or disclosed in the most recent balance sheet of the Buyer and the notes thereto, the Buyer has good and marketable title to all of its properties, inventory, interests in properties, and assets, which are reflected in the most recent balance sheet of the Buyer or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

2.09 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of the Buyer, threatened by or against the Buyer or affecting the Buyer, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Buyer does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

2.10 Material Contract Defaults. The Buyer is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of the Buyer, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Buyer has not taken adequate steps to prevent such a default from occurring.

2.11 Absence of Certain Changes of Events. Except as set forth in this Agreement since the date of Buyer’s most recent balance sheet:

(a) Except as disclosed on a separate schedule, there has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of the Buyer or (ii) any damage, destruction, or loss to the Buyer (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of the Buyer.

(b) The Buyer has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of the Buyer; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions outside normal business operations;

(c) Except as disclosed on a separate schedule, the Buyer has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent balance sheet of the Buyer and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $25,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $25,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Buyer; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d) To the best knowledge of the Buyer, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of the Buyer.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE SELLER

As an inducement to, and to obtain the reliance of the Buyer in connection with its purchase of the shares of CBD Stock, Seller represents and warrants as follows:

3.01 Private Offering. The offer, offer for sale, and sale of the shares of CBD Stock have not been and will not be registered with the Securities and Exchange Commission (the “Commission”). The shares of CBD Stock shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, (or such similar laws of Australia) and as such, will be deemed “restricted securities” limiting the shares ability to be resold.

3.02 Approval of Agreement. Seller has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the sale and transfer of the shares of the CBD Stock. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby, have been duly authorized by Seller.

3.03 Legal Right. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Seller is a party or by which it is bound by any order, rule or regulation directed to such party or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

3.04 Organization. The Seller has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing limited company under the laws of Australia, lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

3.05 Securities Representations. Seller understands and agrees that the consummation of this Agreement including the issuance of shares of Kibush Stock as contemplated hereby, constitutes the offer and sale of securities under the Securities Act. Seller agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, Seller agrees that it will sign appropriate representations and warranties related to its suitability to invest in the Buyer, including an investment letter and suitability questionnaire which are contained in the “suitability letter” attached hereto as Exhibit “A.” Seller understands that the shares of Kibush Stock have not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption. The shares of Kibush Stock to be acquired by the Seller under the terms of this Agreement will be acquired for the Seller’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Seller agrees that it will refrain from transferring or otherwise disposing of any of the shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof. Seller is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and has adequate means for providing for its current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the shares of Kibush Stock which Seller is purchasing hereby. Seller understands that the shares of Kibush Stock being sold pursuant to this Agreement are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Buyer is relying upon the truth and accuracy of Seller’s representations, warranties, agreements, and understandings set forth herein to determine Seller’s suitability to acquire the shares of Kibush Stock.

3.06 Disclosure Information. Seller has received all the information Seller considers necessary or appropriate for deciding whether or not to purchase the shares of Kibush Stock. Seller further represents that it has had an opportunity to ask questions and receive answers from the Buyer regarding the terms and conditions of the offering of the shares of Kibush Stock. The foregoing, however, does not limit or modify the representations and warranties of the Buyer in Article 2 of this Agreement or the right of Seller to rely thereon.

3.07 Investment Experience. Seller is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares of Kibush Stock.

3.08 Acknowledgment. Seller acknowledges that an investment in the shares of Kibush Stock involves substantial risk.

3.09 Knowledge of Buyer. Seller is aware, through its own extensive due diligence of all material information respecting the past, present and proposed business operations of the Buyer, including, but not limited to, its technology, its management, its financial position, or otherwise; and that the purchase price being paid for the Kibush Stock bears no relationship to assets, book value or other established criteria of value. Seller has conducted its own investigation of the risks and merits of an investment in the Buyer, and to the extent desired, including, but not limited to a review of the Buyer’s books and records, financial and Seller has had the opportunity to discuss this documentation with the directors and executive officers of the Buyer; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to its satisfaction.

3.10 Informed Decision. The Seller has had an opportunity to consult with its independent legal, tax and financial advisors, and together with such advisors, has evaluated the transactions contemplated in this Agreement and has independently determined to agree to the terms and conditions of this Agreement. No representation is being or has been made by the Seller, the Buyer or either of their respective advisors to the Seller regarding the tax, financial, legal or other effects to the Seller or its stockholders of the transactions contemplated in this Agreement. The Seller is familiar with and understands the business and financial condition, operations and prospects of the Buyer and Seller and is sufficiently informed and sophisticated enough to make a decision regarding the transactions contemplated by this Agreement.

3.11 Purchasing Entirely for Own Account. The shares to be acquired by the Seller will be acquired for investment for the Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Seller and its stockholders have no present intention of selling, granting any participation in, or otherwise distributing the same. Neither the Seller nor its stockholders presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Buyer shares of Kibush Stock.

3.12 Disclosure of Information. The Seller has had an opportunity to discuss the Buyer’s business, management, financial affairs and the terms and conditions of the sale of the shares of Kibush Stock with the Buyer’s management and has had an opportunity to review the Buyer’s records. The Seller is aware, through its due diligence review of the Buyer that the Purchase Price for the shares of Kibush Stock bear no relationship to assets, book value or other established criteria of determining value. The Seller will further inform the Buyer of any discrepancies, error or disagreement between any representation, warranty, covenant or schedule of the Buyer or Seller based on Seller’s review of the due diligence information and discussions with the Buyer or its management or has otherwise come to the Seller’s attention and will provide such notice to the Buyer as soon as practicable after such discovery.

3.13 Accredited Investor. The Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.14 Patriot Act.

(a) The Seller is not in violation of any legal requirements relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the “Patriot Act”).

(b) The Seller, nor, to the Seller’s Knowledge, any affiliate, stockholder or broker or other agent of the Seller acting or benefiting in any capacity in connection with this Agreement is any of the following:

(i) a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person with which any party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a person that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list.

(c) The Seller, nor, to the Seller’s Knowledge, any affiliate or stockholders or broker or other agent of the Seller acting in any capacity in connection with this Agreement (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in Section 3.14(b), (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

3.15 Investment Experience. Seller is an investors in securities of companies with size and structure similar to the Buyer’s and acknowledges that Seller is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares of Kibush Stock and in the proposed ongoing operations. Further, Seller acknowledges that the future success of the Buyer will depend on Seller’s management and not on the current management of the Buyer.

ARTICLE IV

SPECIAL COVENANTS

4.01 Business Activities of CBD.

(a) From and after the date of this Agreement until the closing date and except as set forth herein or as permitted or contemplated by this Agreement, Seller warrants that CBD will:

(i) Carry on its business in substantially the same manner as it has heretofore.

(ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv) Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v) Except to the extent that noncompliance is not material or adverse to the respective party, duly and timely file for all taxable periods ending on or prior to the closing date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the closing date; and

(vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b) From and after the date of this Agreement and except as provided herein until the closing date, Seller warrants that CBD will not:

(i) Make any change in its articles of incorporation or bylaws;

(ii) Enter into or amend any material contract, agreement, or other instrument, except in the ordinary course of business; and

(iii) Enter into any agreement for the sale of the CBD ‘s securities without the prior approval of the other party.

4.02 Business Activities of Buyer.

(a) From and after the date of this Agreement until the closing date and except as set forth herein or as permitted or contemplated by this Agreement, Buyer will:

(i) Carry on its business in substantially the same manner as it has heretofore;

(ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv) Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v) Except to the extent that noncompliance is not material or adverse to the respective party, duly and timely file for all taxable periods ending on or prior to the closing date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the closing date; and

(vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b) From and after the date of this Agreement and except as provided herein until the closing date, Buyer will not:

(i) Make any change in its articles of incorporation or bylaws;

(ii) Enter into or amend any material contract, agreement, or other instrument, except in the ordinary course of business; and

(iii) Enter into any agreement for the sale of the Buyer’s securities without the prior approval of the other party.

4.03 Access to Books and Records of CBD. Until the closing date, the Seller will afford to Buyer and its authorized representatives full access to the properties, books, and records of the CBD in order that Buyer may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of CBD and will furnish the Buyer with such additional financial and other information as to the business and properties of the CBD as Buyer shall from time to time reasonably request.

4.04 Access to Books and Records of Buyer. Until the closing date, the Buyer will afford to Seller and its authorized representatives full access to the properties, books, and records of the Buyer in order that Seller may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Buyer and will furnish the Seller with such additional financial and other information as to the business and properties of the Buyer as Seller shall from time to time reasonably request.

4.05 Purchase and Sale of Stock. The Buyer and Seller agree and understand that the consummation of this Agreement including the purchase, sale and exchange of the shares of CBD Stock and Kibush Stock as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. The Buyer and Seller agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a) In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations, including the “suitability letter” attached hereto as Exhibit “A” shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i) Seller acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the shares of Common Stock, and that this transaction involves certain risks.

(ii) Seller has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii) Seller has such knowledge and experience in business and financial matters that it can evaluate each business.

(iv) Seller has been provided with copies of all materials and information requested by Buyer or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v) All information which Seller has provided to the Buyer or their representatives concerning their suitability and intent to hold shares in Kibush Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi) Seller has not offered or sold any securities of the Buyer or interest in this Agreement and has no present intention of dividing the shares of Kibush Stock to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii) Seller understand that the shares of Kibush Stock have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject shares of Kibush Stock may, under certain circumstances, be inconsistent with this exemption and may make Seller an “underwriter,” within the meaning of the Securities Act. It is understood that the definition of “underwriter” focuses upon the concept of “distribution” and that any subsequent disposition of the subject shares of Kibush Stock can only be effected in transactions which are not considered distributions. Generally, the term “distribution” is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(viii) Seller acknowledges that the shares of Kibush Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer is not under any obligation to register the shares of Kibush Stock under the Securities Act, except as set forth in this Agreement. The Buyer is not under any obligation to make rule 144 available, except as may be expressly agreed to by it in writing in this Agreement, and in the event rule 144 is not available, or some other disclosure exemption may be required before Seller can sell, transfer, or otherwise dispose of such shares of Kibush Stock without registration under the Securities Act. The Buyer’s registrar and transfer agent will maintain a stop transfer order against the registration or transfer of the shares of Kibush Stock, and the certificates representing the shares of Kibush Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix) The Buyer may refuse to register further transfers or resales of the shares of Kibush Stock in the absence of compliance with rule 144 unless the Seller furnish the Buyer with a “no-action” or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to the Buyer stating that the transfer is proper. Further, unless such letter or opinion states that the shares of Kibush Stock are free of any restrictions under the Securities Act, the Buyer may refuse to transfer the securities to any transferee who does not furnish in writing to the Buyer the same representations and agree to the same conditions with respect to such shares of Kibush Stock as set forth herein. The Buyer may also refuse to transfer the shares of Kibush Stock if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

(b) In connection with the transaction contemplated by this Agreement, the Buyer and Seller shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Buyer reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c) In order to more fully document reliance on the exemptions as provided herein, the Buyer and Seller shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Buyer or Seller (or their respective counsel) may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d) The Buyer and Seller acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

4.06 Compliance with Rule 144.

(a) The Buyer will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for one year or more or such other restricted period as required by rule 144 as it is from time to time amended. This covenant shall survive the closing of this Agreement.

(b) Upon being informed in writing by any person holding restricted stock sold pursuant to this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), the Buyer will certify in writing to such person that it is compliance with rule 144 current public information requirement to enable such person to sell such person’s restricted stock under rule 144, as may be applicable under the circumstances.

(c) If any certificate representing any such restricted stock is presented to the Buyer’s transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to the Buyer and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, the Buyer will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend.

4.07 Public Statements. Subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), the Seller and Buyer shall consult with one another, and use reasonable best efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions and in making any filing with any federal or state governmental or regulatory agency or with any securities exchange with respect thereto.

4.08 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party’s legal, accounting, or other adviser.

4.09 Expenses of Sale. The Buyer will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants, and the cost of qualifying the offer and sale of the shares of Kibush Stock in various jurisdictions or obtaining an exemption therefrom. The Seller shall be responsible for all of its expenses including the cost associated with transfer of the CBD Shares and its attorney’s fees.

ARTICLE V

MISCELLANEOUS

5.01 Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

5.04 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Buyer and Seller and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08 Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09 Applicable Law. The Buyer and Seller hereby agree this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Nevada and all subject matter and in persona jurisdiction shall be the state courts of Nevada and as such the Buyer and Seller irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Nevada and of the United States of America located in Nevada for any actions, suits or proceedings arising out of or relating to this Agreement and the Buyer and Seller agree not to commence any action, suite or proceedings relating thereto except in such courts.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

BUYER:	SELLER:
Kibush Capital Corp.	Hancore Pty Ltd
a Nevada Corporation	a shareholder of CBD Imports Pty Ltd

By:		By:
Name:	WARREN SHEPPARD	Name:	WARREN SHEPPARD
Its:	DIRECTOR	Its:	DIRECTOR

Exhibit A

SUITABILITY LETTER

TO:	Kibush Capital Corp.

I make the following representations with the intent that they may be relied on by Kibush Capital Corp. (the “Company”), in determining my suitability as a purchaser of securities of the Company (the “Shares”).

1. I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and i am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3. I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4. The undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6. Instructions: Complete either (a) or (b) below, as applicable:

(a) FOR ACCREDITED INVESTORS. I confirm that I am an “accredited investor” as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as checked below:

(i) Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[ ]	Yes	[ ]	No

A-1

(ii) Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

[X]	Yes	[ ]	No

(iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[ ]	Yes	[ ]	No

(iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

[ ]	Yes	[ ]	No

(v) Any natural person whose individual net worth, or joint net worth with that person’s spouse, exclusive of residence, at the time of his or her purchase exceeds $1,000,000;

[ ]	Yes	[ ]	No

For purposes of category (v), the term “net worth” means the excess of total assets over total liabilities.

(vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	Yes	[ ]	No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

[ ]	Yes	[ ]	No

(viii) Any entity in which all of the equity owners are accredited investors.

[ ]	Yes	[ ]	No

A-2

(b) FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i) My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii) My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

[ ]	Yes	[ ]	No

(iii) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

[ ]	Yes	[ ]	No

7. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8. I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

A-3

10. I will hold title to my interest as follows:

[ ]	Community Property	[ ]	Separate Property
[ ]	Joint Tenants, with Right of	[ ]	Tenants in Common
	Survivorship	[ ]	Other (Single Person, Trust, Etc., Please Indicate.)

DATED this 26th day of June 2020.

HANCORE PTY LTD

WARREN SHEPPARD DIRECTOR
Name/Capacity	Name of Joint Subscriber, If Any

Signature	Signature

7 Sarah Crescent
Street Address	Street Address

Templestowe VIC 3106
City, State, and Zip Code	City, State, and Zip Code

A-4

INVESTMENT LETTER

Kibush Capital Corp.

Re:	Purchase of Shares of Common Stock of Kibush Capital Corp.

Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of Kibush Capital Corp. (the “Common Stock”), the undersigned represents that the shares of Common Stock are being acquired without a view to, or for, resale in connection with any distribution of such shares of Common Stock or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the “Securities Act”), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the shares of Common Stock have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject shares of Common Stock may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Securities Act. It is understood that the definition of an “underwriter” focuses on the concept of “distribution” and that any subsequent disposition of the subject shares of Common Stock can only be effected in transactions which are not considered distributions. Generally, the term “distribution” is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

Kibush Capital Corp.

Page Two

The undersigned acknowledges that the shares of Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the shares of Common Stock under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such shares of Common Stock in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such shares of Common Stock without registration under the Securities Act; the issuer’s registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the shares of Common Stock will bear a legend in substantially the following form so restricting the sale of such shares of Common Stock.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the shares of Common Stock in the absence of compliance with rule 144 unless the undersigned furnishes the issuer with a “no-action” or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the shares of Common Stock are free of any restrictions under the Securities Act, the issuer may refuse to transfer the shares of Common Stock to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such shares of Common Stock as are set forth herein. The issuer may also refuse to transfer the shares of Common Stock if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

Name:	WARREN SHEPPARD

Its:	DIRECTOR

Date	June 29th, 2020